OTHER ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Current
Unbilled Subscriptions	$ 22,685	$ 15,197
Other resales contracts	9,068	0
TOTAL	31,753	15,197
Non-current
Unbilled Subscriptions	4,088	10,657
TOTAL	$ 4,088	$ 10,657